Accounting for Transfers and Servicing of Financial Assets and Variable Interest Entities	12 Months Ended
Dec. 31, 2025
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Accounting for Transfers and Servicing of Financial Assets and Variable Interest Entities

NOTE 7	Accounting for Transfers and Servicing of Financial Assets and Variable Interest Entities

The Company transfers financial assets in the normal course of business. The majority of the Company’s financial asset transfers are residential mortgage loan sales primarily to GSEs, transfers of tax-advantaged investments, commercial loan sales through participation agreements, and other individual or portfolio loan and securities sales. In accordance with the accounting guidance for asset transfers, the Company considers any ongoing involvement with transferred assets in determining whether the assets can be derecognized from the balance sheet. Guarantees provided to certain third parties in connection with the transfer of assets are further discussed in Note 22.
For loans sold under participation agreements, the Company also considers whether the terms of the loan participation agreement meet the accounting definition of a participating interest. With the exception of servicing and certain performance-based guarantees, the Company’s continuing involvement with financial assets sold is minimal and generally limited to market customary representation and warranty clauses. Any gain or loss on sale depends on the previous carrying amount of the transferred financial assets, the consideration received, and any liabilities incurred in exchange for the transferred assets. Upon transfer, any servicing assets and other interests that continue to be held by the Company are initially recognized at fair value. For further information on MSRs, refer to Note 9. On a limited basis, the Company may acquire and package high-grade corporate bonds for select corporate customers, in which the Company generally has no continuing involvement with these transactions. The Company also is an authorized GNMA issuer and issues GNMA securities on a regular basis. Additionally, the Company originated auto loans that were sold and securitized through an off-balance sheet special purpose vehicle. In connection with the auto securitization, the Company is the sponsor of the transaction, retains a risk retention security in compliance with SEC rules, and is the servicer for the auto loans that were sold and securitized. The Company has no other asset securitizations or similar asset-backed financing arrangements that are off-balance sheet.
The Company is involved in various entities that are considered to be VIEs. The Company’s investments in VIEs are primarily related to investments promoting affordable housing, community development and renewable energy sources. Some of these tax-advantaged investments support the Company’s regulatory compliance with the Community Reinvestment Act. The Company’s investments in these entities generate a return primarily through the realization of federal and state income tax credits, and other tax benefits, such as tax deductions from operating losses of the investments, over specified time periods. These tax credits are recognized as a reduction of tax expense or, for investments qualifying as investment tax credits, as a reduction to the related investment asset. The Company recognized federal and state income tax credits related to its affordable housing and other tax-advantaged investments in tax expense of $643 million, $585 million and $576 million for the years ended December 31, 2025, 2024 and 2023, respectively. The Company recognized $599 million, $573 million and $582 million of expenses related to all of these investments for the years ended December 31, 2025, 2024 and 2023, respectively, which were primarily included in tax expense.
The Company is not required to consolidate VIEs in which it has concluded it does not have a controlling financial interest, and thus is not the primary beneficiary. In such cases, the Company does not have both the power to direct the entities’ most significant activities and the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIEs. The assets of each unconsolidated VIE can only be used to settle the VIE’s obligations and if the VIE defaults on its obligations, creditors do not have general recourse to the Company.
The Company’s investments in these unconsolidated VIEs are carried in other assets on the Consolidated Balance Sheet. The Company’s unfunded capital and other commitments related to these unconsolidated VIEs are generally carried in other liabilities on the Consolidated Balance Sheet. The Company’s maximum exposure to loss from these unconsolidated VIEs include the investment recorded on the Company’s Consolidated Balance Sheet, net of unfunded capital commitments, and previously recorded tax credits which remain subject to recapture by taxing authorities based on compliance features required to be met at the project level. While the Company believes potential losses from these investments are remote, the maximum exposure was determined by assuming a scenario where the community-based business and housing projects completely fail and do not meet certain government compliance requirements resulting in recapture of the related tax credits.
The following table provides a summary of investments in community development and tax-advantaged VIEs that the Company has not consolidated:

At December 31 (Dollars in Millions)	2025	2024
Investment carrying amount	$9,712	$8,107
Unfunded capital and other commitments	5,761	5,032
Maximum exposure to loss	9,338	8,435
The Company also has noncontrolling financial investments in private investment funds and partnerships considered to be VIEs, which are not consolidated. The Company’s recorded investment in these entities, carried in other assets on the Consolidated Balance Sheet, was approximately $312 million at December 31, 2025 and $264 million at December 31, 2024. The maximum exposure to loss related to these VIEs was $439 million at December 31, 2025 and $382 million at December 31, 2024, representing the Company’s investment balance and its unfunded commitments to invest additional amounts.
The Company also held senior notes of $1.7 billion as available-for-sale investment securities at December 31, 2025, compared with $3.2 billion at December 31, 2024. These senior notes were issued by third-party securitization vehicles that held $1.9 billion at December 31, 2025 and $3.6 billion at December 31, 2024 of indirect auto loans that collateralize the senior notes. These VIEs are not consolidated by the Company.
The Company’s individual net investments in unconsolidated VIEs, which exclude any unfunded capital commitments, ranged from less than $1 million to $299 million at December 31, 2025, compared with less than $1 million to $79 million at December 31, 2024.
The Company is required to consolidate VIEs in which it has concluded it has a controlling financial interest. The Company sponsors entities to which it transfers its interests in tax-advantaged investments to third parties. At
December 31, 2025, approximately $6.2 billion of the Company’s assets and $3.8 billion of its liabilities included on the Consolidated Balance Sheet were related to community development and tax-advantaged investment VIEs which the Company has consolidated, primarily related to these transfers. These amounts compared to $6.4 billion and $4.2 billion, respectively, at December 31, 2024. The majority of the assets of these consolidated VIEs are reported in other assets, and the liabilities are reported in long-term debt and other liabilities. The assets of a particular VIE are the primary source of funds to settle its obligations. The creditors of the VIEs do not have recourse to the general credit of the Company. The Company’s exposure to the consolidated VIEs is generally limited to the carrying value of its variable interests plus any related tax credits previously recognized or transferred to others with a guarantee.